                                                                     Exhibit 4.2

  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS. SEE
                                 REVERSE SIDE.

NUMBER                                                             SHARES
000                                                                0

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                     CONFLUENCE ACQUISITION PARTNERS I, INC.

                                  COMMON STOCK
AUTHORIZED SHARES 50,000,000                                 CUSIP 20715Y 10 9

THIS CERTIFIES THAT SPECIMEN IS THE REGISTERED HOLDER OF ZERO AND NO/100 SHARES
 OF THE FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE
                                 COMMON STOCK OF

                     CONFLUENCE ACQUISITION PARTNERS I, INC.

     TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY
             AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE
                               PROPERLY ENDORSED.
            THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE
                 TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
                   WITNESS THE SEAL OF THE CORPORATION AND THE
                        FACSIMILE SIGNATURES OF ITS DULY
                              AUTHORIZED OFFICERS.

 Dated:

________________________                                ________________________
PRESIDENT                                               SECRETARY

                                 Corporate Seal
                                      2005
                                    Delaware

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - ______ Custodian ________
TEN ENT - as tenants by the entireties               (Cust)            (Minor)
JT TEN -  as joint tenants with right of survivorship  Uniform Gifts to Minors
          under and not as tenants in common          Act ______
                                                          (State)

      Additional Abbreviations may also be used though not in the above list.

                     Confluence Acquisition Partners I, Inc.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

      For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_______ ______________________________________
Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated _______________   ________________________________________________________

                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

___________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund pursuant to the Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company, or any successor trustee, only in the event of the Company's liquidation or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund. A copy of the Investment Management Trust Agreement will be made available by the Company upon request by the holder of this certificate.